UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported): July 10, 2007

Gregg Appliances, Inc.

(Exact name of Registrant as Specified in its Charter)

Commission File Number: 333-126486

Indiana	35-1049508
(State of Other Jurisdiction Of Incorporation or Organization)	(I.R.S. Employer Identification No.)

4151 East 96th Street

Indianapolis, Indiana 46240

(Address of Principal Executive Offices, Including Zip Code)

(317) 848-8710

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

On July 10, 2007, Gregg Appliances, Inc. (“Gregg Appliances”) announced that it had received the requisite number of consents required under the Offer to Purchase and Consent Solicitation, dated as of June 26, 2007, in order to amend the indenture governing Gregg Appliances’ 9% Senior Notes due 2013, CUSIP Number 397528AB6. Gregg Appliances also announced on July 10, 2007 that it had determined the consideration to be paid for the 9% Senior Notes in the tender offer. A copy of the press release announcing the receipt of the requisite consents is attached hereto as Exhibit 99.1 and is incorporated herein by reference. A copy of the press release announcing the pricing of the tender offer is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

Exhibits

Exhibit No.	Description
99.1	Press release dated July 10, 2007.

99.2	Press release dated July 10, 2007.

2

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

GREGG APPLIANCES, INC.

By:	/s/ Donald J.B. Van der Wiel
Donald J.B. Van der Wiel
Chief Financial Officer

Date: July 10, 2007

3

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated July 10, 2007.

99.2	Press release dated July 10, 2007.

4